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                                                                    EXHIBIT 32.1

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     I, Jeffrey P. Orleans, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of thE Sarbanes-Oxley Act of 2002, that:

          1. This Annual Report on Form 10-K of Orleans Homebuilders, Inc. (the "Company") for the year ended June 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: September 9, 2005



                                                         Jeffrey P. Orleans
                                                         ------------------
                                                         Jeffrey P. Orleans
                                                         Chief Executive Officer